EXHIBIT 99.1
PRESS RELEASE

Flex Announces Expected Flex CFO and Board Composition for Flex and Axiom Following Separation

News summary

•Amy B. Schwetz will join Flex as CFO of its RMS and ITS segments and is expected to serve as Flex CFO following the separation
•Post-separation board composition announced, including four new directors: George R. Oliver and Brian Yoor to Flex, and Mark Eubanks and David Johnson to Axiom

AUSTIN, Texas – September 15, 2026/PRNewswire/ -- Flex (Nasdaq: FLEX) today announced that Amy B. Schwetz will join the company as Chief Financial Officer (CFO) of its Regulated Manufacturing Services (RMS) and Integrated Technology Services (ITS) segments on October 5, 2026, and is expected to serve as Flex CFO following completion of the planned separation of its Cloud and Power Infrastructure segment. Flex also announced the expected post-separation composition of the Boards of Directors of Flex and Axiom Solutions International, Inc. (Axiom), including four new director appointments. As announced separately today, Axiom will be the name of the future independent company.

Schwetz brings more than 25 years of finance and accounting experience. She most recently served as CFO of Flowserve and previously served as CFO of Peabody Energy, where she held finance roles of increasing responsibility over 14 years. She began her career at Ernst & Young and brings extensive public company financial leadership and industrial experience to Flex.

The Flex Board will bring extensive global manufacturing, technology, financial and public company leadership experience to support the company’s next chapter. The Axiom Board will combine deep electrical industry, technology, global operating and financial expertise to support Axiom’s growth as an independent company.

Expected Flex Board Following the Separation
•Revathi Advaithi, CEO of Flex; expected CEO of Axiom (Chair)
•Michael Hartung, CCO of Flex; expected CEO of Flex
•John D. Harris II, former CEO of Raytheon International, Inc.
•Erin L. McSweeney, Chief People Officer of UnitedHealth Group
•Lay Koon Tan, former CEO of STATS ChipPAC
•Patrick J. Ward, former CFO of Cummins
•George R. Oliver, former Chair and CEO of Johnson Controls
•Brian Yoor, former CFO of Abbott Laboratories

Prior to the separation, Flex plans to appoint a Lead Independent Director of the Flex Board, effective upon the separation.

Expected Axiom Board Following the Separation
•William D. Watkins, former CEO of Seagate Technology (Chair)
•Revathi Advaithi, CEO of Flex (expected CEO of Axiom)
•Michael E. Hurlston, CEO of Lumentum
•Charles K. Stevens III, former CFO of General Motors
•Maryrose Sylvester, former U.S. Managing Director and U.S. Head of Electrification of ABB
•Mark Eubanks, CEO of Brink's
•David Johnson, CFO of Corteva, Inc.

New Director Appointees

George R. Oliver and Mark Eubanks will join the Flex Board, effective September 24, 2026. Following completion of the separation, Oliver will continue serving on the Flex Board and Eubanks will transition to the Axiom Board. Brian Yoor and David Johnson are expected to join the Flex and Axiom boards, respectively, upon completion of the separation.

Flex New Director Appointees Bios

George R. Oliver previously served as chair and CEO of Johnson Controls and as CEO of Tyco International. He brings decades of global industrial leadership and deep manufacturing, operational and strategic expertise. He currently serves on the boards of RTX Corporation and NVR, Inc.

Brian Yoor is the former CFO of Abbott Laboratories, where he led global finance, capital allocation, investor relations and enterprise financial strategy. During his more than 20-year career at Abbott, he held senior finance leadership roles across the company’s diagnostics, nutrition and pharmaceutical businesses. He brings extensive experience in financial leadership, capital markets, investor engagement and audit oversight.

Axiom New Director Appointees Bios

Mark Eubanks is CEO and a director of Brink’s. He previously held leadership roles at Otis and served as group president of Eaton’s Electrical Products business, where he oversaw approximately $6 billion in annual revenue. He brings deep electrical industry knowledge and extensive global operating experience.

David Johnson is CFO of Corteva, Inc. He previously served as CFO and chief accounting officer of Atkore and spent 29 years at Eaton, most recently as vice president of finance and operations for its Electrical Sector business. He brings more than three decades of experience in financial leadership, operational discipline and the electrical products industry.

The planned separation is expected to be completed in the first quarter of calendar 2027, subject to customary conditions, including among other things, final approval by the Flex Board of Directors, the effectiveness of the Form 10 registration statement (Form 10) filed with the U.S. Securities and Exchange Commission (SEC) and Flex shareholder and Singapore High Court approval. Upon completion, Flex and Axiom are expected to operate as independent publicly traded companies.

About Flex

Flex (Reg. No. 199002645H) is the manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. With a global footprint spanning 30 countries, Flex delivers advanced manufacturing and supply chain solutions, innovative products and technology, and lifecycle services that support customers from concept to scale. In the AI era, Flex is helping customers accelerate data center deployment by solving power, heat, and scale challenges through cutting-edge power and cooling technology and scalable IT infrastructure solutions. For information about Flex's intent to spin off its Cloud and Power Infrastructure portfolio, visit: https://flex.com/transaction-resources.

Contacts

Flex Investors & Analysts
Michelle Simmons
Senior Vice President, Global Investor Relations and Public Relations
(669) 242-6332
Michelle.Simmons@flex.com

Flex Media & Press
press@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned Spin-Off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the Spin-Off and the ability to complete the Spin-Off; the anticipated benefits of the Spin-Off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each company following completion of the Spin-Off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed Spin-Off include, but are not limited to: uncertainties as to whether the Spin-Off will be completed and the timing thereof; the possibility that various conditions to the completion of the Spin-Off may not be satisfied or waived; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex's resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the Spin-Off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s

Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the SEC. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 has been filed with the SEC by Axiom with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.